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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-1952 and No. 333-20331) of XeTel Corporation of our report dated June 28, 2002 relating to the financial statements, which appear in this Form 10-K.



PRICEWATERHOUSECOOPERS LLP
Austin, Texas
June 28, 2002